UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): April 18, 2007

Gregg Appliances, Inc.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-126486

Indiana	35-1049508
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of Principal Executive Offices, Including Zip Code)

(317) 848-8710

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Gregg Appliances, Inc.’s (“Gregg Appliances”) press release, dated April 18, 2007, regarding its intention to commence a tender offer to purchase all of its outstanding 9% senior notes due 2013, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The tender offer will be made in conjunction with the public offering of common stock of hhgregg, Inc. (“hhgregg”) pursuant to a Registration Statement on Form S-1 filed today under the Securities Act of 1933 and will be contingent on, and consummated in conjunction with, the closing of such offering. hhgregg will become the parent of Gregg Appliances pursuant to a corporate reorganization that will occur immediately prior to the effectiveness of hhgregg’s Registration Statement.

Item 9.01.	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press release dated April 18, 2007.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREGG APPLIANCES, INC.

By:	/s/ Donald J.B. Van der Wiel
Donald J.B. Van der Wiel
Chief Financial Officer

Date: April 18, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 18, 2007.

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